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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): June 17, 2005 (June 23, 2005)
                                                   -----------------------------


                             RURBAN FINANCIAL CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               Ohio                        0-13507               34-1395608
               ----                        -------               ----------
   (State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation or organization)                            Identification No.)



                    401 Clinton Street, Defiance, Ohio 43512
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               (Address of principal executive offices) (Zip Code)

                                 (419) 783-8950
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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ITEM 8.01.        OTHER EVENTS.
                  -------------

         On June 17, 2005, Rurban Financial Corp. issued a news release announcing that its subsidiary, The State Bank and Trust Company, had completed the acquisition of two Lima branches from Liberty Savings Bank, effective as of the close of business on June 17, 2005. The acquired branches are located at 930
W. Market Street and 2903 Elida Road in Lima, Ohio. The acquisition included the purchase of approximately $5.5 million of loans and the assumption of approximately $60 million of deposits. A copy of the June 17, 2005 news release is attached as Exhibit 99 and incorporated herein by reference.



ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.
                  ----------------------------------

(a)      Financial Statements - Not Applicable

(b)      Pro Forma Financial Information - Not Applicable

(c)      Exhibits


        Exhibit No.           Description
        -----------           -----------

            99                Press Release dated June 17, 2005



   [Remainder of page intentionally left blank; signature on following page.]


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        RURBAN FINANCIAL CORP.


Dated: June 23, 2005    By: /s/ James E. Adams
                            -----------------------------------------
                            James E. Adams
                            Executive Vice President and Chief Financial Officer



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                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                               Dated June 23, 2005

                             Rurban Financial Corp.



           Exhibit No.            Description
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                99                Press Release dated June 17, 2005







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